UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   June 4, 2003


                          Alliant Energy Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Wisconsin                    1-9894                    39-1380265
---------------            ----------------          -------------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)               Identification No.)
incorporation)


              4902 North Biltmore Lane, Madison, Wisconsin 53718
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (608) 458-3311
                        -------------------------------
                        (Registrant's telephone number)

Item 5.    Other Events.

Alliant  Energy  Corporation  ("Alliant  Energy")  files this Form 8-K  Current
Report for the purpose of filing the exhibits listed in Item 7 in anticipation of filing an amendment to Alliant Energy's Form S-3 Registration
Statement  (Reg.  No.   333-104269).   Exhibits  99(a)  through  99(d)  contain
information identical to the corresponding sections of Alliant Energy's Form 10-K Annual Report for the year ended December 31, 2002, except that all such information has been updated to the extent required to report energy trading contracts on a net rather than gross basis in the income statement for all periods presented as a result of adopting Emerging Issues Task Force Issue 02-3, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management
Activities,"   and  the  impact  of   separately   classifying   and  reporting
SmartEnergy, Inc. as a discontinued operation and asset held for sale based on Alliant Energy's January 2003 decision to sell SmartEnergy, Inc. as further discussed in Notes 1, 10(d) and 16 of the "Notes to Consolidated Financial Statements." Certain amounts have also been reclassified consistent with the 2003 presentation.

The following are defined terms used in the Exhibits:


Abbreviation or Acronym        Definition
-----------------------        ----------
AFUDC                          Allowance for Funds Used During Construction
Alliant Energy                 Alliant Energy Corporation
APB                            Accounting Principles Board Opinion
ATC                            American Transmission Company LLC
CAA                            Clean Air Act
Cargill                        Cargill Incorporated
Cargill-Alliant                Cargill-Alliant, LLC
Corporate Services             Alliant Energy Corporate Services, Inc.
DAEC                           Duane Arnold Energy Center
DNR                            Department of Natural Resources
Dth                            Dekatherm
EAC                            Energy Adjustment Clause
EBITDA                         Earnings Before Interest, Taxes, Depreciation and Amortization
EIP                            2002 Equity Incentive Plan
EITF                           Emerging Issues Task Force
EITF Issue 02-3                Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes
                               and Contracts Involved in Energy Trading and Risk Management Activities
EITF Issue 98-10               Accounting for Contracts Involved in Energy Trading and Risk Management Activities
Enermetrix                     Enermetrix, Inc.
EPA                            U.S. Environmental Protection Agency
EPS                            Earnings Per Average Common Share
FASB                           Financial Accounting Standards Board
FERC                           Federal Energy Regulatory Commission
FIN                            FASB Interpretation No.
FIN 45                         Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect
                               Guarantees of Indebtedness to Others
FIN 46                         Consolidation of Variable Interest Entities
FUCO                           Foreign Utility Company
GAAP                           Accounting Principles Generally Accepted in the U.S.
IESU                           IES Utilities Inc.
Integrated Services            Alliant Energy Integrated Services Company
International                  Alliant Energy International, Inc.
Investments                    Alliant Energy Investments, Inc.
IPC                            Interstate Power Company
IP&L                           Interstate Power and Light Company
IRS                            Internal Revenue Service
IUB                            Iowa Utilities Board
Kewaunee                       Kewaunee Nuclear Power Plant
KWh                            Kilowatt-hour
LTEIP                          Long-Term Equity Incentive Plan
MAIN                           Mid-America Interconnected Network, Inc.

                                       1

Abbreviation or Acronym        Definition
-----------------------        ----------
MAPP                           Mid-Continent Area Power Pool
McLeod                         McLeodUSA Incorporated
MD&A                           Management's Discussion and Analysis of Financial Condition and Results of Operations
MGP                            Manufactured Gas Plants
Moody's                        Moody's Investors Service
MPUC                           Minnesota Public Utilities Commission
MW                             Megawatt
MWh                            Megawatt-hour
NEPA                           National Energy Policy Act of 1992
NRC                            Nuclear Regulatory Commission
PSCW                           Public Service Commission of Wisconsin
PUHCA                          Public Utility Holding Company Act of 1935
Resources                      Alliant Energy Resources, Inc.
SEC                            Securities and Exchange Commission
SFAS                           Statement of Financial Accounting Standards
SFAS 115                       Accounting for Certain Investments in Debt and Equity Securities
SFAS 133                       Accounting for Derivative Instruments and Hedging Activities
SFAS 143                       Accounting for Asset Retirement Obligations
SmartEnergy                    SmartEnergy, Inc.
South Beloit                   South Beloit Water, Gas and Electric Company
Southern Hydro                 Southern Hydro Partnership
Synfuel                        Alliant Energy Synfuel LLC
TBD                            To Be Determined
Transportation                 Alliant Energy Transportation, Inc.
U.S.                           United States of America
Whiting                        Whiting Petroleum Corporation
WP&L                           Wisconsin Power and Light Company


  Item 7.   Financial Statements and Exhibits.

    (c) Exhibits

         23(a) Independent Auditors' Consent

         99(a) Selected Financial Data

         99(b) Management's Discussion and Analysis of Financial Condition and Results of Operations

         99(c) Consolidated Financial Statements:

                  Independent Auditors' Report

                  Consolidated Statements of Income for the Years Ended
                    December 31, 2002, 2001 and 2000

                  Consolidated Balance Sheets as of December 31, 2002 and 2001

                  Consolidated Statements of Cash Flows for the Years Ended
                    December 31, 2002, 2001 and 2000

                  Consolidated Statements of Capitalization as of December 31,
                    2002 and 2001

                  Consolidated Statements of Changes in Common Equity for the
                    Years Ended December 31, 2002, 2001 and 2000

                  Notes to Consolidated Financial Statements

         99(d) Consolidated Financial Statement Schedule II--Valuation and
               Qualifying Accounts and Reserves for the Years Ended December 31, 2002, 2001 and 2000

                          SIGNATURES
                          ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALLIANT ENERGY CORPORATION






Date:  June 4, 2003                By: /s/ John E. Kratchmer
                                       ---------------------
                                           John E. Kratchmer
                                           Vice President-Controller and
                                             Chief Accounting Officer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated June 4, 2003


Exhibit
Number

          23(a) Independent Auditors' Consent

          99(a) Selected Financial Data

          99(b) Management's Discussion and Analysis of Financial Condition and Results of Operations

          99(c) Consolidated Financial Statements:

                Independent Auditors' Report

                Consolidated   Statements  of  Income  for  the  Years  Ended
                  December 31, 2002, 2001 and 2000

                Consolidated Balance Sheets as of December 31, 2002 and 2001

                Consolidated  Statements  of Cash  Flows for the Years  Ended
                  December 31, 2002, 2001 and 2000

                Consolidated  Statements  of  Capitalization  as of December
                  31, 2002 and 2001

                Consolidated Statements of Changes in Common Equity for the
                  Years Ended December 31, 2002, 2001 and 2000

                Notes to Consolidated Financial Statements

          99(d) Consolidated Financial Statement Schedule II--Valuation and
                Qualifying Accounts and Reserves for the Years Ended December 31, 2002, 2001 and 2000